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                                                                   EXHIBIT 99.1


                         AGREEMENT FOR CONTINUED FUNDING

         AGREEMENT FOR CONTINUED FUNDING (this "Continued Funding Agreement") dated March 2, 2000, but effective as of February 14, 2000 (the "Effective Date"), by and among JDN Realty Corporation (the "Borrower"), JDN Development Company, Inc. (the "Guarantor"), the Banks parties hereto (the "Banks") and Wachovia Bank, N.A., as Agent (the "Agent").

         WHEREAS, the parties hereto are parties to the Amended and Restated Credit Agreement dated as of September 2, 1998, as amended by First Amendment to Credit Agreement dated as of June 11, 1999, by and among the Borrower, the Banks and the Agent (as so amended, the "Credit Agreement"); and

         WHEREAS, on February 14, 2000, the Borrower furnished the Agent a copy of its press release issued February 14, 2000 concerning the discovery of certain real estate transactions, which included undisclosed compensation arrangements, payments of fees and related party transactions, in favor of Jeb
L. Hughes, Senior Vice President, and C. Sheldon Whittelsey, IV, Vice President, of the Guarantor, which transactions are more particularly described in separate written disclosures to the Agent and the Banks on and before the date hereof (collectively, the "Undisclosed Transactions"); and

         WHEREAS, the Undisclosed Transactions: (i) were not accurately recorded in the Borrower's accounting records; (ii) were not accurately recorded or disclosed in the Borrower's audited financial statements for its Fiscal Years ended December 31, 1994 through 1998; and (iii) give rise to unreported compensation for its Fiscal Years ended December 31, 1994 through 1998, which could possibly be required to be expensed for each of such Fiscal Years, resulting in a restatement of the Borrower's financial statements for such years and a reduction of Consolidated Net Income and Funds From Operations for those periods (such matters being, collectively, the "Undisclosed Transactions Matters", and collectively, with the Undisclosed Transactions, the "Known Events");

         WHEREAS, as a result of the Undisclosed Transactions and the Undisclosed Transactions Matters, certain Defaults and Events of Default have occurred under the Credit Agreement, as described below, and the Borrower and the Guarantor (individually and collectively, as the context shall require, the "Obligors") have requested that the Agent and the Banks agree not to exercise their rights, remedies and powers under the Loan Documents and at law or in equity during the Continued Funding Period, and in order to permit the Borrower to furnish the Agent and the Banks with the Borrower's and its Subsidiaries' consolidated annual financial statements for the Fiscal Year ended December 31, 1999 and the separate annual financial statements of the Guarantor for the Fiscal Year ended December 31, 1999 (collectively, the "1999 Statements") and for the Agent and the Banks to review and evaluate the 1999 Statements and to conduct due diligence inquiries into certain matters regarding the Borrower and its Subsidiaries, including, without limitation, corporate governance,


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accounting policies and procedures, internal reporting practices, shareholder lawsuits, the effect of the Undisclosed Transactions and Undisclosed Transactions Matters on customer relations and the Debt Rating (collectively, the "Due Diligence Inquiries"), and to give the parties an opportunity to discuss and agree upon appropriate amendments to the Credit Agreement, if any as a result thereof, and provided that the Obligors comply with the provisions of this agreement, the Agent and the Banks are willing to agree to the Obligor's request, subject to the terms and conditions of this Continued Funding Agreement.

         1. DEFINED TERMS. In addition to terms expressly defined herein, capitalized terms used but not defined herein have the meanings given them in the Credit Agreement; PROVIDED, HOWEVER, that for purposes of this Continued Funding Agreement, the term "Event of Default" includes any breach or default by either of the Obligors under this Continued Funding Agreement and the term "Loan Documents" includes, without limitation, this Continued Funding Agreement.

         2. EXISTING EVENTS OF DEFAULT; CERTAIN ACKNOWLEDGMENTS BY THE OBLIGORS.

            (a) Each of the Obligors hereby acknowledges, without admitting or denying that other Events of Default may exist or arise as a result of any of the Known Events (any such other Event of Default not arising out of a Known Event being an "Other Possible Event of Default"), that Events of Default are in existence under the following Sections of the Credit Agreement as a result of the Undisclosed Transactions and Undisclosed Transaction Matters (collectively, the "Existing Events of Default", which term for purposes of this Continued Funding Agreement shall not include any Other Possible Event of Default which is determined to be an Event of Default): (i) the covenant contained in
         Section 5.02(i) was breached; and (ii) the covenant contained in
         Section 5.07 was breached as to the payment of taxes.

            (b) Each of the Obligors acknowledges and agrees that: (i) the Existing Events of Default constitute continuing Events of Default under the Credit Agreement and the Obligors hereby are and will be deemed to have received adequate and sufficient notice thereof; (ii) such Existing Events of Default and any other Default or Event of Default, whether known or unknown (including, without limitation, any Other Possible Events of Default which are determined to be an Event of Default), have not been, are not hereby and shall not be deemed, waived by the Agent or the Banks, expressly or impliedly, by this Continued Funding Agreement, through course of conduct or otherwise; (iii) as a result of the Existing Events of Default, the Agent and the Banks (x) have no obligation to make any advances, Loans (including Refunding Loans) or other financial accommodations to the Borrower under any of the Loan Documents, (y) have no obligation to forebear against pursuing any rights or remedies under the Loan Documents, and (z) have the right to pursue their rights, powers and remedies under the Loan Documents, including, without limitation, the right to terminate the Commitments and to accelerate the obligations of the Borrower under the Credit Agreement and the Notes (the "Obligations") and exercise other rights and remedies, all pursuant and subject to the terms, requirements and limitations of the Credit Agreement, the Guaranty, the other Loan Documents and applicable law; and (iv) as a result of the Existing Events of Default, pursuant to Section 2.02(e) of the Credit Agreement, no Euro-Dollar Borrowing may be made, and all Syndicated Loans (including Refunding Loans) shall be made as Base Rate Loans. Notwithstanding the Existing Events of Default, each of the Obligors




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         hereby represents and warrants to, and assures, the Agent and the Banks that no further Event of Default (other than the Existing Events of Default) is reasonably anticipated by such Obligor, and each of the Obligors hereby acknowledges that the Agent and the Banks are relying upon such representation, warranty and assurance.

         3. CONTINUED FUNDING DURING THE CONTINUED FUNDING PERIOD. Notwithstanding the acknowledgments contained in Section 2 hereof, or any provision of the Loan Documents to the contrary, so long as no New Event of Default occurs under the Credit Agreement, and subject to the terms and conditions hereof, the Agent and the Banks have determined not to exercise any rights, powers or remedies under the Loan Documents and to make Loans (including Refunding Loans) from time to time during the period (the "Continued Funding Period") from February 14, 2000 (the "Effective Date") until whichever is the earlier of (x) April 14, 2000 and (y) the occurrence of a New Event of Default; PROVIDED, HOWEVER that the aggregate principal amount of the Loans outstanding at any time during the Continued Funding Period shall not exceed the lesser of the Borrowing Base and $153,000,000 (such amount having been determined on the basis of the report of the Borrower attached hereto as Exhibit A and by reference made a part hereof entitled Estimated Cash Needs and covering the period set forth therein, starting March 2, 2000). Such agreement not to exercise rights, powers or remedies and to make loans is made without waiving any Existing Event of Default and without prejudice to any right, power or remedy which the Agent and the Banks have or may have under the Loan Documents or at law or in equity, as a result of such Existing Events of Default, except during the Continued Funding Period, and all such rights, powers or remedies hereby are reserved and retained in full, including, without limitation, to terminate the Commitments and to accelerate the Obligations, notwithstanding any forbearance by the Agent and the Banks with respect thereto pursuant to this Continued Funding Agreement, except during the Continued Funding Period.

For purposes hereof, the term "New Event of Default" means:

            (i) the occurrence of any breach or default by either of the Obligors hereunder or any representation or warranty of either of the Obligors contained or incorporated herein proves to be incorrect or misleading in a material respect; the occurrence of any Event of Default, other than the Existing Events of Default or those based on any of the Known Events; and

            (ii) the occurrence of any event, act, occurrence, or condition which the Required Banks determine either does or has a reasonable probability of causing a Material Adverse Effect (whether or not arising as a result of any of the Known Events).

         4. CERTAIN COVENANTS OF THE BORROWER.

            (a) The Borrower hereby agrees that, simultaneously with the delivery of any report to or by the Borrower's special committee of the board of directors, or to shareholders, holders of the Borrower's senior debt securities issued pursuant to the Indenture dated as of July 15, 1997, as amended or supplemented to date, with First Union National Bank, as Trustee, or to the Securities and Exchange Commission, regarding the Undisclosed Transactions, the Undisclosed Transaction Matters or any related matter, or with the issue of any press release pertaining to any of the foregoing, the Borrower shall



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         furnish to the Agent and the Banks a copy thereof; PROVIDED, HOWEVER, as to any such reports to or by the Borrower's special committee of the board of directors, if the Borrower reasonably believes, based on advice of counsel, that the delivery of such report in unredacted form would constitute a waiver of any attorney-client or other privilege which otherwise would be available to it, it may instead furnish a redacted report, or a summary of such report, which is limited to the relevant facts.

            (b) Each of the Obligors hereby agrees that from and after the Effective Date, it shall not, and shall not permit any Subsidiary to, enter into or become a party to any contractual restriction on the ability of either of the Obligors or any such Subsidiary to grant a Lien to secure the Obligations on any asset now owned or hereafter acquired by it (any such restriction being a "Negative Pledge Clause"); PROVIDED, HOWEVER, that if either of the Obligors or any Subsidiary obtains any purchase money financing for the acquisition and/or construction of a project (without creating a New Event of Default under the Credit Agreement), nothing in the foregoing shall restrict its right to include, as part of such purchase money financing, a Negative Pledge Clause as to the project being financed (but not as to any other assets).

            (c) Each of the Obligors hereby agrees that from and after the Effective Date, it shall not, and shall not permit any Subsidiary to, remove from the Borrowing Base any Eligible Property which is in the Borrowing Base on the Effective Date (collectively, the "Existing Borrowing Base Properties") or convey, assign or otherwise transfer, or create, assume or (except for any servitude or easement which is not a Mortgage and which was in existence on the Effective Date) suffer to exist any Lien on, any of the Existing Borrowing Base Properties (other than Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of any of the Existing Borrowing Base Properties or materially impair the use thereof in the operation of its business), without the consent of the Agent, acting at the direction of the Required Banks.

         5. TERMINATION OF CONTINUED FUNDING PERIOD; RESERVATION OF RIGHTS. The Agent and the Banks shall have no obligation to refrain from exercising or enforcing any of their rights or remedies after the termination of the Continued Funding Period. Immediately upon the occurrence of any New Event of Default, the agreements of the Agent and the Banks set forth in this Continued Funding Agreement shall immediately and automatically terminate and be of no further force or effect without further notice to or consent of either of the Obligors, and the Agent and the Banks shall have the right to exercise and enforce any and all rights, powers and remedies available to them under any and all Loan Documents and under applicable laws to the same extent as though this Continued Funding Agreement had never been executed, without regard to any notice or cure period contained in any of the Loan Documents or (to the fullest extent permitted by law) otherwise available under applicable laws. In the event of a New Event of Default, the Banks reserve the right at any time for the Required Banks to direct the Agent to terminate the Commitments and/or declare the Notes and all other amounts payable under the Credit Agreement and the other Loan Documents to be immediately due and payable pursuant to Section 6.01 of the Credit Agreement as a result of such New Event of Default. From and after the termination of the Continued Funding Period, all rights, powers and remedies available to the Agent and the Banks under any and all of the Loan Documents,



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and under applicable laws, may be asserted, enforced and exercised concurrently, cumulatively or successively from time to time and at any time until such time as all of the Obligations have been indefeasibly paid in full.

         6. REPRESENTATIONS AND WARRANTIES. By entering into this Continued Funding Agreement and upon each request for a Syndicated Loan or Money Market Loan, the Borrower shall be deemed to have made all representations and warranties as set forth in the Credit Agreement (except with respect to matters pertaining to the Existing Events of Default).

         7. AMOUNTS OUTSTANDING. As of the close of business on February 29, 2000, the outstanding principal balance of (x) the Syndicated Loans was an aggregate of $100,000,000; and (y) Money Market Loans was an aggregate of $13,000,000. The outstanding principal balance of each of the foregoing Loans is due and owing, without defense, counterclaim, recoupment or offset. To the extent that such defense, counterclaim, recoupment or right of offset exists, the same are hereby waived and forever released.

         8. CONDUCT OF THE AGENT AND THE BANKS; ABSENCE AND WAIVER OF DEFENSES. Through the date of execution of this Agreement by the Obligors as set forth under its signatures below (the "Obligors' Execution Date"), the Agent and each of the Banks has acted in good faith and has conducted themselves in a commercially reasonable manner in their relationships with each of the Obligors in connection with this Continued Funding Agreement and in connection with the Obligations and the Loan Documents, each of the Obligors hereby waives and releases any claims to the contrary. To the best of its knowledge, as of the Obligors' Execution Date, neither of the Obligors has any defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against the Agent or any of the Banks or any past or present agent, attorney, legal representative, predecessor in interest, affiliate, successor, assign, employee, director or officer of the Agent or any of the Banks (collectively, the "Bank Group"), directly or indirectly, arising out of, based upon, or in any manner connected with, any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, which occurred, existed, was taken or permitted prior to the execution of this Continued Funding Agreement and occurred, existed, was taken or permitted in accordance with, pursuant to, or by virtue of the Obligations or any of the terms or conditions of the Loan Documents, or which directly or indirectly relate to or arise out of or in any manner are connected with the Obligations or any of the Loan Documents; to the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action are claimed to exist or to have existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby forever waived, discharged and released. Each of the Obligors hereby acknowledges and agrees that the execution of this Continued Funding Agreement by the Agent and the Banks shall not constitute an acknowledgment of or admission by the Agent or any Bank or any member of the Bank Group of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted. Each of the Obligors further acknowledges and agrees that, to the extent any such claims may presently exist, they are of a speculative nature so as to be incapable of objective valuation and that, in any event, the value to the Borrower of the covenants and obligations of the Agent and the Banks contained in this Continued Funding Agreement and the other documents executed and delivered in connection with this Continued Funding Agreement substantially and materially exceeds any and all value of any kind or nature whatsoever of any such claims. Each of the Obligors further acknowledges and agrees that Agent and the Banks are not in any way responsible or liable for the previous or current condition or any deterioration of the business operations and/or financial condition of the Borrower and that, to the best knowledge of each of the Obligors, neither the Agent nor any of the Banks has breached any agreement or commitment to loan money or otherwise make financial accommodations available to the Borrower through the Obligors' Execution Date or refused to fund any operations of the Borrower at any time through the Obligors' Execution Date. Each of the Obligors hereby acknowledges that it has freely and voluntarily entered into this




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Continued Funding Agreement after an adequate opportunity and sufficient period of time to review, analyze and discuss (i) all terms and conditions of this Continued Funding Agreement, (ii) any and all other documents executed and delivered in connection with the transactions contemplated by this Continued Funding Agreement, and (iii) all factual and legal matters relevant to this Continued Funding Agreement and/or any and all such other Loan Documents, with counsel freely and independently selected by the Obligors. Each of the Obligors further acknowledges and agrees that it has actively and with full understanding participated in the negotiation of this Continued Funding Agreement and all other documents executed and delivered in connection with this Continued Funding Agreement after consultation and review with their counsel, that all of the terms and conditions of this Continued Funding Agreement and the other documents executed and delivered in connection with this Continued Funding Agreement have been negotiated at arm's-length, and that this Continued Funding Agreement and all such other documents have been negotiated, prepared and executed without fraud, duress, undue influence, or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party to this Continued Funding Agreement upon any other party. No provision of this Continued Funding Agreement or such other documents shall be construed against or interpreted to the disadvantage of any party to this Continued Funding Agreement by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision.

         9. NO NOVATION OR AMENDMENT; GOVERNING LAW. Except as expressly provided herein, this Continued Funding Agreement is not intended to be, nor shall be deemed or construed to be, a novation, release, modification, amendment or waiver of the Obligations or any of the Loan Documents, or any other documents or instruments executed in connection therewith. This Continued Funding Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

         10. ADDITIONAL ACKNOWLEDGMENTS. The parties hereto acknowledge and agree that (i) neither the Agent and the Banks nor the Obligors have any obligation whatsoever to agree to any restructuring of the Credit Agreement or any of the other Obligations, or any modification, amendment, restructuring, or reinstatement of any of the Obligations or to the exercise of any rights, powers or remedies under any of the Loan Documents, and (ii) that if there are any future discussions among the Agent, the Banks and either of the Obligors concerning such restructuring, then no restructuring or understanding with respect to any of the Obligations, or any aspect thereof, shall constitute a legally binding agreement or contract or have any force or effect whatsoever unless and until reduced to writing and signed by authorized representatives of the parties hereto and that none of the parties hereto shall assert or claim in any legal proceedings or otherwise that any such agreement exists except in accordance with the terms of this Section.




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         11. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which may be delivered by facsimile and which (including counterparts delivered by facsimile) shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         12. CONDITIONS PRECEDENT. This Continued Funding Agreement shall be effective only upon (i) execution and delivery of this Continued Funding Agreement by each of the Obligors, the Agent and each of the Banks, each such delivery being made by facsimile of a counterpart signature page hereof to counsel for the Agent, Christopher L. Carson, Jones, Day, Reavis & Pogue, at facsimile no. 404-581-8868 and (ii) payment to the Agent, for the ratable account of the Banks, of a fee in connection herewith in an aggregate amount equal to 0.125% of the amount set forth in clause (y) of Section 3 hereof.

         13. CREDIT AGREEMENT AMENDMENT. During the Continued Funding Period, but subject to the completion of and satisfaction with the information obtained as a result of the Due Diligence Inquiries by the Agent and the Banks, and the receipt (by such date as will enable the Agent and the Banks to have adequate time for review and analysis) of the foregoing information and the 1999 Statements in draft form, the parties hereby agree to enter into good faith negotiations with a view toward executing and delivering an amendment to the Credit Agreement or other appropriate agreement by March 28, 2000 that, in part, will confirm that the Credit Agreement continues to be in effect through the Termination Date, subject to its terms, provisions and conditions as so amended, including such amendments as the parties shall agree upon.



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         IN WITNESS WHEREOF, the parties hereto have caused this Continued
Funding Agreement to be duly executed, under seal, by their respective authorized officers as of the Effective Date.

JDN REALTY CORPORATION
JDN DEVELOPMENT COMPANY,

as Borrower and Guarantor, respectively

By: /s/ William J. Kerley        ATTEST: /s/ John D. Harris, Jr. (SEAL)
   -----------------------------         --------------------------
    Name: William J. Kerley              Name: John D. Harris, Jr.
         -----------------------              ---------------------
    Title: Senior Vice President         Title: Assistant Secretary
         -----------------------              ---------------------
           and Chief Financial
         -----------------------
           Officer
         -----------------------

Executed on March 2, 2000, which is the Obligors' Execution Date, but effective as of the Effective Date.

WACHOVIA BANK, N.A.,                     PNC BANK, NATIONAL ASSOCIATION,
as Agent and as a Bank                   as a Bank

By: /s/ Elizabeth D. McClure (SEAL)      By: /s/ Wayne Robertson     (SEAL)
   -----------------------------             -------------------------------
    Name: Elizabeth D. McClure               Name: Wayne Robertson
         -----------------------                  --------------------------
    Title: Commercial Officer                Title: Vice President
         -----------------------                  --------------------------

BANKERS TRUST COMPANY,                   FIRST TENNESSEE BANK NATIONAL
                                         ASSOCIATION
as a Bank                                as a Bank

By: /s/ Steven P. Lapham     (SEAL)      By: /s/ Tim Collins         (SEAL)
   -----------------------------             -------------------------------
    Name: Steven P. Lapham                   Name: Tim Collins
         -----------------------                  --------------------------
    Title: Director                          Title: Vice President
         -----------------------                  --------------------------

FOUR WINDS FUNDING CORPORATION,          COMMERZBANK, AG, NEW YORK
as a Bank                                BRANCH as a Bank

By:                          (SEAL)      By: /s/ E. Marcus Perry     (SEAL)
   -----------------------------             -------------------------------
    Name:                                    Name: E. Marcus Perry
         -----------------------                  --------------------------
    Title:                                   Title: Assistant Vice President
         -----------------------                  --------------------------

By:                          (SEAL)      By: /s/ David Buenner       (SEAL)
   -----------------------------             -------------------------------
    Name:                                    Name: David Buenner
         -----------------------                  --------------------------
    Title:                                   Title: Assistant Treasurer
         -----------------------                  --------------------------


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KEYBANK, N.A.                            SOUTHTRUST BANK, NATIONAL
as a Bank                                ASSOCIATION, as a Bank



By:/s/ Daniel R. Heberle     (SEAL)      By: /s/ Curtis J. Perry     (SEAL)
   -----------------------------             -------------------------------
    Name: Daniel R. Heberle                  Name: Curtis J. Perry
         -----------------------                  --------------------------
    Title: Vice President                    Title: Senior Vice President
         -----------------------                  --------------------------




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